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                                                                   EXHIBIT 10.49

                       SECOND AMENDMENT TO AN AGREEMENT
                            DATED OCTOBER 10, 1988
                                 BY AND BETWEEN



                              THE CITY OF ATLANTA
                       a municipal corporation (" City")
                                      and
                              MCA CONCERTS, INC.,
                       a California corporation (" MCA")



                               Second Amendment
                                Dated June 1989
                              Signed May 25, 1994

                   SECOND AMENDMENT TO AN AGREEMENT BETWEEN
                         THE CITY OF ATLANTA, GEORGIA
                            AND MCA CONCERTS, INC.



     THIS SECOND AMENDMENT is made as of the 14th day of July 1989, and entered into as of the 30th day of May, 1994, by and between the City of Atlanta, Georgia, municipal corporation chartered pursuant to Georgia Laws 1973, p. 2188, et. seq., (hereinafter "City"), and MCA/PACE AMPHITHEATER GROUP, L. P. A Delaware limited partnership (hereinafter referred to as (MCA/PACE").

     WHEREAS, the CITY and MCA CONCERTS, INC., a California Corporation, (hereinafter "MCA"), entered into an Agreement dated October 10, 1988, relating to an amphitheater to be constructed at Lakewood Fairgrounds (hereinafter CITY-MCA Agreement"); and

     WHEREAS, by Assignment of Agreement dated June 15, 1989, MCA assigned, transferred and conveyed to MCA CONCERTS II, INC., a California corporation (hereinafter "MCA II"), all of MCA's right, title and interest in, to and under the CITY-MCA Agreement; and

     WHEREAS, by Assignment of Agreement dated June 23, 1989, known as the "First Amendment", MCA II assigned, transferred and conveyed to MCA/PACE all of MCA II's right, title and interest in, to and under the CITY-MCA Agreement; and

     WHEREAS, by a Ordinance adopted by the Council of the City of Atlanta on June 19, 1989 and approved by the Mayor on June 26, 1989, a copy of which is attached hereto as Exhibit "A" to this Second Amendment, the City has authorized


                                       1
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a Second Amendment to the CITY-MCA AGREEMENT authorizing MCA/PACE to name the entertainment facility operated by them at the Lakewood Fairgrounds "The Coca-Cola Lakewood Amphitheater" thus evidencing the City's intent to enter into this Agreement;; and

     WHEREAS, MCA/PACE has agreed to this Second Amendment, as evidenced by the signatures of their officers below; and

     WHEREAS, through inadvertence the City and MCA never executed said Second Amendment in 1989 and are desirous of rectifying this error now;

     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00)in hand paid by each party hereto to the other party hereto, and for and in consideration of the foregoing recitals and the covenants and agreements set forth and contained therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the City and MCA/PACE do hereby covenant and agree as follows.


                                 PARAGRAPH ONE
                                 -------------

     That a certain CITY-MCA AGREEMENT entered into by and between the City of Atlanta and MCA Concerts, Inc., as of October 10, 1988, is hereby AMENDED by inserting the following sentence after the third sentence of Section 3.6 of said CITY-MCA AGREEMENT, as originally written: " The City further agrees and acknowledges that the name of the facility shall be 'The Coca-Cola Lakewood Amphitheater'." With the foregoing sentence thus inserted, the entire Section 3.6, as now amended, shall read as follows:


                                      2
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          3.6 Use of Project Area. The City hereby consents to
          MCA'S use and enjoyment of the Project Area for any and all purposes consistent with Section 2.1 of the Sublease. Without derogating from the generality of the immediately preceding sentence, the City agrees and acknowledges that the project contemplated by the Sublease may be used as a commercial outdoor facility consistent with other commercial outdoor concert facilities nationwide. Without derogating from the generality of the immediately preceding sentence, the City agrees and acknowledges that the project contemplated by the Sublease may be used for performing, with or without amplified sound, popular and contemporary music, rock and roll, pyrotechnic shows, and other similar sound-intensive and light intensive activities. The City further agrees and acknowledges that the name of the facility shall be 'The Coca-Cola
          Lakewood Amphitheater'. Nothing in the Section 3.6 shall be deemed or construed to limit the provisions of
          Section 4.7 of this agreement.


                                 PARAGRAPH TWO
                                 -------------

     The CITY-MCA AGREEMENT, as expressly amended hereby, is reaffirmed and restated herein by the undersigned. Said CITY-MCA AGREEMENT, as so amended, is hereby incorporated herein by reference as though fully set forth in its entirety in this Second Amendment.


          IN WITNESS WHEREOF, the City and MCA/PACE, acting through their duly authorized officers and representatives, have duly executed this 25th day of May, 1994, under seal as of the day and year first above written.



                                      3
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MCA/PACE AMPHITHEATERS GROUP, L. P.
a Delaware limited partnership

By:  MCA CONCERTS II, INC.,
a California Corporation

By: /s/ illegible
   ______________________
   Name:   illegible
   Title:  C.F.O.

ATTEST:__________________

   Name:
   Title:


CITY OF ATLANTA, a municipal corporation of the State of Georgia

/s/ illegible
______________________________
MAYOR BILL CAMPBELL

RECOMMENDED:

/s/ illegible
______________________________
CHIEF OPERATING OFFICER


/s/ illegible                                 /s/ illegible
______________________________               ______________________________
DIRECTOR, BUREAU OF PURCHASING               CHIEF OF STAFF
& REAL ESTATE


APPROVED:                                    APPROVED AS TO FORM:

/s/ illegible
______________________________
CHIEF FINANCIAL OFFICER


ATTEST:

/s/ Olivia P. Woods                            /s/ Rosalind A. Rubens
______________________________                _____________________________
MUNICIPAL CLERK                                ASSISTANT CITY ATTORNEY

                                       4
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         AN ORDINANCE BY THE HUMAN RESOURCES COMMITTEE:


                     AN ORDINANCE AUTHORIZING THE MAYOR TO
                     EXECUTE AN AMENDMENT TO THE CONTRACT
                     BETWEEN THE CITY AND MCA CONCERTS, INC.,
                     FOR THE PURPOSE OF NAMING THE OUTDOOR
                     STAGE AT LAKEWOOD FAIRGROUNDS THE
                     "COCA-COLA LAKEWOOD AHPHITHEATER."

      WHEREAS, the City and MCA Concerts, Inc., a Californina corporation, on October 10, 1988, entered into a contract whereby MCA Concerts Inc., was permitted to enter into a sublease with Filmworks, U. S. A., Inc., the City's lessee to Lakewood Fairgrounds, for the purpose of constructing and operating an outdoor entertainment facility on city parkland known as Lakewood Fairgrounds; and

      WHEREAS, the contract contained no provisions specifying the name for the public amphitheater being built there; and

      WHEREAS, the naming of city facilities, including public amphitheaters being built by private parties ln city parks, is properly a responsibility of the mayor and council; and

      WHEREAS, MCA Concerts, Inc., by virtue of a sponsorship agreement, wishes to have the outdoor entertainment facility at Lakewood Park named "The Coca-Cola Lakewood Amphitheater:"

NOW, THEREFORE, BE IT ORDAINED BY THE COUNCIL OF THE CITY OF ATLANTA, GEORGIA:

                                   EXHIBIT A
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        SECTION 1: That the Mayor be, and he hereby is, authorized on behalf
        ---------
        of the City of Atlanta to execute an amendment to the October 10, 1988, agreement between the City and MCA Concerts, Inc., which amendment shall authorize the outdoor entertainment facility at Lakewood Park to be named "The Coca-Cola Lakewood Amphitheater."

        SECTION 2: That the amendment authorized herein shall be approved by the
        ---------
        City Attorney as to form, and the amendment shall not become effective until it shall have been executed by the Mayor and delivered to MCA Concerts, Inc.

        Section 3: That all ordinances in conflict herewith are hereby repealed
        ---------
        for purposes of this ordinance only, and only to the extent of the conflict.

                                                                               .

                                   EXHIBIT A

                                          ADOPTED by City Council June 19, 1989
                                          APPROVED by the Mayor June 26, 1989

A true copy,

/s/ Olivia Parks
Deputy Clerk, C.M.C.